UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Park Place, Suite 450 Annapolis, Maryland		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 26, 2017, PharmAthene, Inc. (“PharmAthene”) and Altimmune, Inc. (“Altimmune”), issued a joint press release announcing that, pending the approval of the merger between the two companies by PharmAthene’s stockholders and the subsequent completion of the merger, the common stock of the combined company has been approved for listing on the The Nasdaq Global Select Market by The NASDAQ Stock Market LLC under the symbol “ALT.” If the merger is approved by PharmAthene’s stockholders and subsequently completed, trading on the Nasdaq Global Market is expected to commence on May 5, 2017, the day after the anticipated completion of the merger. PharmAthene’s common stock will continue to trade on the NYSE MKT until the completion of the merger, and, if the merger is not completed, PharmAthene’s common stock will continue to trade on the NYSE MKT. A copy of the joint press release of PharmAthene and Altimmune dated April 26, 2017, is attached hereto as Exhibit 99.1.

On September 9, 2014, PharmAthene entered into an incrementally funded contract with the National Institutes of Allergy and Infectious Diseases (“NIAID") for the development of a next generation lyophilized anthrax vaccine (“SparVax-L”) which provided for potential aggregate funding of up to approximately $28.1 million, if all technical milestones were met and all eight contract options were exercised by NIAID. NIAID has exercised four options under this agreement providing for performance through December 31, 2017. PharmAthene has been informed by NIAID that it will exercise only one of the additional remaining options under the contract to provide funding for a non-human primate challenge study which PharmAthene believes may be used to support an advanced development funding proposal to Biomedical Advanced Research and Development Authority (“BARDA”).  Work under all exercised options will continue bringing total committed and final funding under the NAIAD contract to $15.1 million.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Joint press release issued by PharmAthene, Inc. and Altimmune, Inc. on April 26, 2017

Important Additional Information about the Proposed Merger Transaction

In connection with a proposed merger transaction involving Altimmune, Inc. and PharmAthene, Inc., PharmAthene has filed a registration statement on Form S-4 (File No. 333-215891) (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which contains a proxy statement/prospectus/consent solicitation and other relevant materials. The proxy statement/prospectus/consent solicitation contains information about PharmAthene, Altimmune, the proposed merger transaction, and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/ CONSENT SOLICITATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER TRANSACTION AND RELATED MATTERS. In addition to receiving the proxy statement/prospectus/consent solicitation and proxy card by mail, stockholders will also be able to obtain the proxy statement/prospectus/consent solicitation, as well as other filings containing information about PharmAthene, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, by directing a written request to: PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401, Attention: Investor Relations.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

PharmAthene and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PharmAthene’s stockholders with respect to the matters relating to the proposed merger transaction. Altimmune and its officers and directors may also be deemed a participant in such solicitation. Information regarding PharmAthene’s executive officers and directors is available in PharmAthene’s Annual Report on Form 10-K filed with the SEC on March 14, 2017. Information regarding any interest that PharmAthene, Altimmune or any of the executive officers or directors of PharmAthene or Altimmune may have in the transaction with Altimmune is set forth in the proxy statement/prospectus/ consent solicitation. Stockholders can obtain this information by reading the proxy statement/prospectus/consent solicitation filed with the SEC.

Forward-Looking Statements

Except for the historical information presented herein, matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will”; “potential”; “believe”; “anticipate”; “intend”; “plan”; “expect”; “estimate”; “could”; “may”; “should”; or similar statements are forward-looking statements. Such statements include, but are not limited to those referring to the potential for growth and the expected completion and outcome of the merger transaction and the transactions contemplated by the Merger Agreement and related agreements. PharmAthene disclaims any intent or obligation to update these forward-looking statements. Risks and uncertainties include, among others, failure to obtain necessary stockholder approval for the proposed merger transaction with Altimmune and the matters related thereto; failure of either party to meet the conditions to closing of the transaction; delays in completing the transaction and the risk that the transaction may not be completed at all; failure to realize the anticipated benefits from the transaction or delay in realization thereof; the businesses of PharmAthene and Altimmune may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the transaction, including adverse effects on employee retention and on business relationships with third parties; the combined company’s need for and ability to obtain additional financing; risk associated with the reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the combined company’s product candidates; unexpected funding delays and/or reductions or elimination of U.S. government funding for one or more of the combined company’s development programs; the award of government contracts to competitors; unforeseen safety issues; unexpected determinations that these product candidates prove not to be effective and/or capable of being marketed as products; as well as risks detailed from time to time in PharmAthene’s Form 10-K under the caption “Risk Factors” and in its other reports filed with the SEC. Copies of PharmAthene’s public disclosure filings are available from its investor relations department and its website under the investor relations tab at http://www.pharmathene.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.

By:	/s/ John Gill
	Name:	John Gill
	Title:	Chief Executive Officer

Dated April 27, 2017